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                             FACE-AMOUNT CERTIFICATE

THIS INSTALLMENT FACE-AMOUNT CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "'33 ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA (THE "BLUE SKY LAWS"). THE HOLDER HEREOF, BY PURCHASING THIS INSTALLMENT FACE-AMOUNT CERTIFICATE OR ANY INTEREST HEREIN (THE "INTEREST"), REPRESENTS THAT IT IS AN "ACCREDITED INVESTOR" AS THAT TERM IS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE '33 ACT AND AGREES THAT SUCH INTEREST WILL ONLY BE OFFERED, RESOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH THE '33 ACT, THE APPLICABLE BLUE SKY LAWS AND THE RESTRICTIONS SET FORTH IN THE FACE-AMOUNT CERTIFICATE AGREEMENT. THIS FACE-AMOUNT CERTIFICATE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

THIS INSTALLMENT FACE-AMOUNT CERTIFICATE IS SUBJECT TO PREPAYMENT AND/OR REDEMPTION PRIOR TO ITS STATED MATURITY AS SET FORTH IN THE FACE-AMOUNT CERTIFICATE AGREEMENT.


                             212 Certificate Company

                $600,000,000 Installment Face-Amount Certificate

                                February 23, 1999

                                                               Certificate No. 2

         212 CERTIFICATE COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (the "Issuer"), shall pay to THE CHASE MANHATTAN BANK, as funding agent (the "Funding Agent") for the benefit of Park Avenue Receivables Corporation (the "Purchaser") and any subsequent entity which, in the future purchases an interest in this installment face-amount certificate (this "Certificate") pursuant to the Asset Purchase Agreement (collectively, the Purchaser and such future potential purchasers are hereinafter referred to as the "Certificateholders") the unpaid principal amount of all installment purchase payments made by the Certificate holders from time to time (the "Invested Amount"), up to an aggregate principal amount not to exceed $600,000,000, and to pay interest on the Invested Amount as more fully set forth in that certain Face-Amount Certifi-


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cate Agreement, dated as of September 15, 1998, among the Issuer, the Purchaser and the Funding Agent (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Face-Amount Certificate Agreement").

         This Face-Amount Certificate is issued and delivered pursuant to the Face-Amount Certificate Agreement in substitution for that certain Face-Amount Certificate made by the Issuer dated September 15, 1998, and this Face-Amount Certificate shall not, in any event, be deemed to cancel or extinguish, or otherwise to affect the rights of the Funding Agent and the Certificate holders with respect to, any amounts outstanding thereunder on the date of execution and delivery of this Face-Amount Certificate. Reference is hereby made to the Face-Amount Certificate Agreement for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Funding Agent and the Certificateholders and the terms upon which this Face-Amount Certificate is delivered. All terms used in this Face-Amount Certificate which are not defined herein shall have the meanings assigned to them in, or incorporated by reference into, the Face-Amount Certificate Agreement. The provisions of the Face-Amount Certificate Agreement are hereby incorporated by reference herein and shall be binding on the Issuer, the Funding Agent and the Certificateholders as if fully set forth herein. As provided in the Face-Amount Certificate Agreement, this Face-Amount Certificate is secured by the Pledged Collateral. To the extent provided in the Face-Amount Certificate Agreement and the Pledge Agreement, the Certificateholders (and the Funding Agent on their behalf) shall be entitled to the benefits of a security interest in the Pledged Collateral, for the benefit of the Certificateholders.



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                                       2
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         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed as of the date first above-written.

                                                 212 CERTIFICATE COMPANY


                                                 By: /s/Robert L. Maddox
                                                       -------------------------
                                                       Name: Robert L. Maddox
                                                       Title: President